NEW ENGLAND BUSINESS SERVICE, INC.
                 NEBS 1994 KEY EMPLOYEE AND ELIGIBLE DIRECTOR
                 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

                               TABLE OF CONTENTS


1.      PURPOSE AND GENERAL MATTERS                                          1
        A.      PURPOSE                                                      1
        B.      GENERAL MATTERS                                              1
2.      ADMINISTRATION                                                       2
3.      STOCK                                                                3
        A.      SHARES RESERVED UNDER THE PLAN                               3
        B.      STATUS OF SHARES IN TERMINATED OR SURRENDERED OPTIONS        3
        C.      ADJUSTMENT OF SHARES RESERVED UNDER THE PLAN                 4
4.      ELIGIBILITY                                                          4
        A.      EMPLOYEES                                                    4
        B.      ELIGIBLE DIRECTORS                                           5
5.      TERMS AND CONDITIONS OF OPTIONS                                      5
        A.      NUMBER OF SHARES AND MAXIMUM FAIR MARKET VALUE               5
        B.      OPTION PRICE                                                 6
        C.      EXPIRATION OF OPTIONS                                        6
        D.      EXERCISE                                                     6
        E.      WAITING PERIOD                                               7
        F.      TERMINATION OF EMPLOYMENT OR ELIGIBLE DIRECTOR STATUS        7
        G.      ASSIGNABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS       8
        H.      STOCKHOLDER RIGHTS                                           8
        I.      SECURITIES LAW COMPLIANCE AND OTHER CONDITIONS               8
        J.      NON-INCENTIVE STOCK OPTIONS                                  8
6.      STOCK APPRECIATION RIGHTS                                            9
        A.      IN GENERAL                                                   9
        B.      COMMITTEE'S POWER TO INCLUDE APPRECIATION RIGHTS IN OPTION
                GRANT                                                        9
        C.      FORM OF APPRECIATION DISTRIBUTIONS                           10
        D.      TAX WITHHOLDING REQUIRED                                     10
        E.      COMPLIANCE WITH SHORT-SWING PROFITS RULE                     10
        F.      COMMITTEE'S POWER TO LIMIT ANNUAL AMOUNT OF APPRECIATION
                DISTRIBUTIONS                                                11
7.      REPLACEMENT OPTIONS                                                  11
8.      REORGANIZATION                                                       11
9.      AMENDMENT                                                            12
10.     EFFECTIVE DATE AND TERM OF PLAN                                      13
        A.      EFFECTIVE DATE                                               13
        B.      TERM OF PLAN                                                 14
11.     CHANGE IN CONTROL                                                    14


                      NEW ENGLAND BUSINESS SERVICE, INC.


                 NEBS 1994 KEY EMPLOYEE AND ELIGIBLE DIRECTOR
                STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

                             DATED July 22, 1994

1.      Purpose and General Matters

(a)     Purpose.   The purpose of the NEBS Key Employee and Eligible
Director Stock Option and Stock Appreciation Rights Plan (the "Plan") is to provide a means whereby New England Business Service, Inc. (the "Company"), by granting options to purchase stock in the Company and stock appreciation rights in connection with certain of such options, can attract and retain persons of ability as key employees of the Company or of any corporation a majority of the voting stock of which is owned by the Company (a "Subsidiary") and as non-employee directors of the Company. It is also the purpose of the Plan to provide a performance incentive to option holders and to encourage stock ownership in the Company by such key employees and non-employee directors.

(b)     General Matters.   It is intended that options granted under the
Plan shall constitute either "incentive stock options," within the meaning of
Section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "non-incentive stock options," as determined by the Committee appointed pursuant to Section 2 of the Plan in its sole discretion and indicated on each form of option agreement (the "Option Agreement"), and the terms of the Plan and Option Agreements shall be construed accordingly; provided, however, that non-employee directors shall be granted non-incentive stock options only. Except as otherwise provided herein, the words parent and subsidiary shall be interpreted in accordance with Section 422 and Section 424 of the Code.

2.      Administration

        The Plan shall be administered and interpreted by a committee (the "Committee") appointed by (and serving at the pleasure of) the Company's Board of Directors (the "Board"). The Committee shall consist of not less than two members of the Board, each of whom while serving as such shall be, and during the one year prior to such service shall have been, a person who in the opinion of counsel to the Company is (i) a "Disinterested Person," as such term is used in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and (ii) an "Outside Director," as such term is used in proposed regulation 1.162-27(e)(3) under Section 162(m) of the Code.
A majority of the Committee members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall constitute acts of the Committee.

        Subject to the provisions of the Plan the Committee shall determine with respect to options granted to employees of the Company or any Subsidiary:

        (a)    the employees to whom options shall be granted;

        (b)    the number of shares to be optioned to each employee;

        (c) whether any option granted hereunder to an employee shall be an incentive stock option or a non-incentive stock option;

        (d) whether or not any option granted hereunder to an employee shall contain stock appreciation rights (as provided in Section 6 below); and

        (e) the terms and conditions of each agreement between the Company and the employee to whom the Company has granted any option under the Plan.

        Notwithstanding the foregoing, with respect to options granted to non-employee directors of the Company who are Disinterested Directors, this Plan is intended to meet the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Act and accordingly is intended to be self-governing with respect to such options. To this end, the Plan requires no discretionary action by any administrative body with regard to any transaction involving such options, but to the extent (if any) that questions of interpretation and construction arise, such questions shall be resolved by the Committee.

        Consistent with the foregoing, the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provisions of the Plan and to adopt rules and regulations for administering the Plan, as it may deem necessary. Decisions of the Committee shall be final and binding on all persons who have an interest in the Plan.

        No members of the Committee or of the Board shall be held liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

3.      Stock

        (a) Shares Reserved under the Plan. Subject to the provisions of clause (c) below, the stock which shall be the subject of the options and appreciation rights granted under the Plan shall be shares of the Company's Common Stock, par value $1 per share (the "Stock"), and the total number of shares of Stock as to which options may be granted under the Plan shall not exceed 1,200,000.

        (b) Status of Shares in Terminated or Surrendered Options. If any outstanding option under the Plan expires or is terminated for any reason, or is surrendered pursuant to Section 6 below, then the shares of Stock allocable to the unexercised or surrendered portion of such option, less any shares distributed in payment of stock appreciation rights upon such surrender, shall be added to the remaining number of shares as to which future options may be granted under the Plan.

        (c) Adjustment of Shares Reserved under the Plan. If the Company shall combine or split the Stock or shall declare thereon any dividend payable in shares of Stock, or shall reclassify or take any other action of a similar nature affecting the Stock, then the number and class of shares of Stock which may thereafter be optioned (in the aggregate and to any participant) shall be adjusted accordingly, and, in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Board, upon recommendation of the Committee, to be necessary to maintain unimpaired and unenlarged the rights of the holder of such option, and any such determination shall be conclusive and binding upon such holder. After any such adjustment, the term "Stock" shall be deemed to mean the Stock as so adjusted.

4.      Eligibility

        (a) Employees. All employees of the Company or of any Subsidiary ("Employees") shall be eligible to participate in the Plan and to receive grants of stock options ("Employee Options") hereunder, except that no Employee shall be granted an incentive stock option if, at the time the option is granted, such Employee owns stock of the Company which, taking into account the attribution rules of Section 424(d) of the Code, possesses more than ten per cent (10%) of the total combined voting power of all classes of the Company's stock then outstanding. Officers and directors of the Company or of any Subsidiary who are full-time Employees and who otherwise meet the foregoing terms of eligibility shall be eligible to participate in the Plan and to receive grants of Employee Options hereunder.

        (b) Eligible Directors. "Eligible Directors" shall mean directors of the Company who are directors on the date of grant, who are not Employees, and who are not eligible to participate under any other Company stock related plan (unless in the opinion of counsel to the Company such participation would not impair the status of such Eligible Director as a Disinterested Person and an Outside Director). All options granted under the Plan to Eligible Directors shall be non-incentive stock options within the meaning of Section 422 of the Code.

        Each Eligible Director who is such on the 30th day following the date on which each Annual Meeting of the Stockholders of the Company (the "Annual Meeting") is held during the term of the Plan shall on such 30th day be granted a stock option (a "Director Option") to purchase 1,000 shares of Stock; provided that the first such grant to each Eligible Director shall be for an option to purchase 3,000 shares of Stock.

        The date of grant of a Director Option under the Plan to an Eligible Director shall be the applicable day referred to immediately above.

5.      Terms and Conditions of Options

        (a) Number of Shares and Maximum Fair Market Value. Each Option Agreement shall state the total number of shares to which it pertains. The maximum number of shares of Stock with respect to which Employee Options may be granted under the Plan to any Employee during any single calendar year shall be 80,000 shares. The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which incentive stock options become exercisable for the first time by an individual during any calendar year (under all the plans of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

        (b) Option Price. Each Option Agreement shall state a single option price applicable to all of the shares to which it pertains. The option price per share shall be the fair market value (the "Fair Market Value") of a share of Stock on the day the option is granted. For purposes of determining the option price (and for all other valuation purposes under the Plan) the Fair Market Value of a share of Stock shall be the last sales price per share of the Stock as reported on the NASDAQ National Market prior to the date on which such option is granted (or on or prior to the date as to which such other valuation is made), or, if the Stock is not then listed on the NASDAQ National Market or if no price has been so reported within one week prior to the date of such issuance (or within one week prior to such other valuation date), such market value shall be as determined by a principal market maker for the Stock designated by the Committee.

        (c) Expiration of Options. Each Option Agreement shall state the date on which it shall expire, which (i) shall be ten (10) years from the date of grant in the case of Director Options; (ii) shall not be more than ten (10) years from the date of grant for Employee Options; and (iii) shall otherwise be as determined by the Committee.

        (d) Exercise. Any option may be exercised by the holder thereof (or his personal representative if exercised pursuant to clause (iii) of subsection (f) below) giving notice in writing of such exercise to the Vice President-Finance of the Company during the period that it is exercisable.
The option price for the number of shares for which the option is exercised shall be due and payable at the time of such exercise. It shall be payable in United States dollars and may be paid in cash or by certified check, bank cashier's check, the surrendering of shares of the Company's Stock (which shall be valued at its Fair Market Value on the date of surrender in accordance with Section 5(b) of the Plan) or any other means approved by the Vice President-Finance. The time of exercise of any option shall be the time at which such notice of exercise and payment are received by the Vice President-Finance.

        (e) Waiting Period. Each Director Option shall not be exercisable in whole or in part until six (6) months after its date of grant. The Committee may, in its discretion, provide that an Employee Option may not be exercised in whole or in part for any period or periods of time specified by the Committee. Except as so provided, any option may be exercised in whole at any time or in part from time to time during its term, provided that no option may be exercised for less than ten (10) shares unless the issue of a lesser number is enough to exhaust the option.

        (f)    Termination of Employment or Eligible Director Status.

                (i) Each Employee Option held by an Employee whose employment terminates other than by reason of retirement or death shall expire upon such cessation of employment.

               (ii) Subject to clause (iii) of this sub-section (f) and Section 8 below, if an Employee retires holding an unexpired Employee Option, such option shall be exercisable by him or her during the remainder of the term thereof or during the three (3) months following retirement, whichever period is shorter, and only as to not more than the number of shares as to which it was exercisable immediately prior to retirement.

              (iii) Subject to Section 8 below, if an optionee dies holding an unexpired Employee or Director Option, such option shall be exercisable by his or her personal representative as to not more than the number of shares as to which it was exercisable immediately prior to such employee's death, during, and only during, the period beginning with such death and ending with the earlier of the first anniversary of such death or the expiration date of the option.

               (iv) Subject to clause (iii) of this sub-section (f) and Section 8 below, if an Eligible Director ceases to serve as a director of the Company for any reason other than death while holding an unexpired Director Option, such option shall be exercisable by him or her during the remainder of the term thereof or during the three (3) months following the date that he or she ceases to serve as a director of the Company, whichever period is shorter, and only as to not more than the number of shares as to which it was exercisable immediately prior to such date of cessation of service as a director.

        (g) Assignability of Options and Stock Appreciation Rights. No option or stock appreciation right shall be assignable or transferable except by will or by the laws of descent and distribution as provided in clause (iii) of sub-section (f) above. During the lifetime of an optionee, any option or stock appreciation rights granted to him or her shall be exercisable only by the optionee

        (h) Stockholder Rights. No person shall have any rights as a stockholder with respect to the shares of Stock subject to any option granted under the Plan until he or she shall have been issued a stock certificate for such shares.

        (i) Securities Law Compliance and Other Conditions. The Committee may include in each Option Agreement such requirements as it may deem necessary or advisable to assure compliance with all applicable state and federal securities laws and regulations. Any Option Agreement may contain such other provisions as the Committee shall deem advisable.

        (j) Non-Incentive Stock Options. Notwithstanding any other provisions of this Plan, the Committee may grant options which in one or more respects do not meet the requirements for incentive stock options established by Section 422 of the Code. The Committee shall indicate in each Option Agreement whether an incentive stock option within the meaning of Section 422 of the Code or a non-incentive stock option is thereby granted. Except as to Director Options and as otherwise provided in this Plan, the Committee, in its sole discretion, shall establish the terms and conditions for each non-incentive stock option which it grants. Such terms and conditions may, but need not, include some or all of the provisions of this Plan with respect to incentive stock options. If the Committee grants an option which in all respects meets the requirements for incentive stock options it may nonetheless designate such option a non-incentive stock option in the Option Agreement.
No shares of Stock shall be delivered pursuant to the exercise of a non-incentive stock option unless arrangements satisfactory to the Company's Vice President-Finance have been made for any required federal, state or local income tax or other withholdings.

6.      Stock Appreciation Rights

        (a) In General. A stock appreciation right is a right granted to the holder of an Employee Option granted under this Plan to receive, pursuant to the terms of the right, an amount payable in shares of Stock, or, at the election of the Committee, cash or a combination of cash and shares of Stock, in each case equal to the increase in the value of the shares covered by the option to which the stock appreciation right is related, all as more particularly set forth below in this Section 6.

        (b) Committee's Power to Include Appreciation Rights in Option Grant. Any Employee Option Agreement may provide that the option holder is entitled to receive, with respect to all or a stated percentage of the shares of Stock purchasable thereunder from time to time (or any portion thereof) and subject to the surrender of the option to purchase such shares, an appreciation distribution by the Company in an amount equal to the difference between the Fair Market Value, on the date of such surrender, of the shares of Stock as to which such option is surrendered and the aggregate option price for such shares. Such surrender shall be deemed to have occurred as of the date the Vice President-Finance of the Company receives written notice of such surrender.

        (c) Form of Appreciation Distributions. If the option is so surrendered, in whole or in part, the appreciation distribution to which the option holder is entitled shall be made in the form of shares of Stock, provided that the Committee shall be entitled, in its sole discretion, to discharge the Company's obligation by the payment of cash, or partly by the payment of cash and partly by the delivery of shares of Stock, so long as the total value of such payment is equal to the aggregate value of the shares of Stock which the surrendering optionee is entitled to receive.

        (d) Tax Withholding Required. No shares of Stock shall be delivered or cash payment made in discharge of a stock appreciation right unless arrangements satisfactory to the Company's Vice President-Finance have been made for any required federal, state or local income tax or other withholdings.

        (e) Compliance with Short-Swing Profits Rule. If the option holder is at the time of the option surrender considered an officer or director of the Company for purposes of Section 16(b) of the Act, or was such an officer or director at any time during the six-month period immediately preceding the option surrender, and made any purchase or sale of Stock during such six-month period, then the option can only be surrendered after the first six months of its term and then only during the periods commencing on the third and ending on the twelfth business days following the days on which the Company's quarterly or annual summary statements of sales and earnings are released to the public.

        (f) Committee's Power to Limit Annual Amount of Appreciation Distributions. Notwithstanding any other provision of the Plan, the Committee may, from time to time, determine the maximum amount of cash or Stock which may be delivered upon exercise of stock appreciation rights in any year. The Committee may further determine that, if the amount to be received by an option holder exercising any such rights is reduced in any year by reason of this limitation, all or a portion of the amount not delivered may be delivered in a later year or years.

7.      Replacement Options

        The Committee may permit the voluntary surrender of all or a portion of any Employee Option granted under this Plan conditioned upon the granting to the option holder of a new Employee Option issued under the Plan for the same or a different number of shares. The new option (which may contain stock appreciation rights) shall be exercisable at such price, during such period and in accordance with such other terms and conditions as the Committee may determine, consistently with the provisions of this Plan, without regard to the price, period of exercise, or other terms or conditions of the option surrendered.

8.      Reorganization

        In case of any one or more reclassifications, changes, or exchanges of outstanding shares of the Company's Stock (other than as provided in sub-section (c) of Section 3), or consolidations of the Company with, or mergers of the Company into, other corporations, or other recapitalizations or reorganizations (other than consolidations with a Subsidiary in which the Company is the continuing corporation and which do not result in any reclassifications, change or exchange of outstanding shares of the Company's Stock), or in case of any one or more sales or conveyances to another corporation of the property of the Company as an entirety, or substantially as an entirety (any and all of which are hereinafter in this section called "Reorganizations"), the holder of each option then or thereafter outstanding shall have the right, upon any subsequent exercise thereof, to acquire the same kind and amount of securities and property which such holder would then hold if such holder had exercised such option immediately before the first of such Reorganizations and continued to hold all securities and property which came to such holder as a result of that and subsequent Reorganizations, less all securities and property surrendered or cancelled pursuant to any of same (the rights provided by Section 3(c) and this Section 8 being continuing and cumulative) except that, notwithstanding any provision of clause (ii), or
(iii) or (iv) of subsection (f) of Section 5 to the contrary, the Board shall have the right, upon no less than thirty (30) days' notice to the holder of each outstanding option, to terminate the period in which all outstanding options may be exercised at the time of such Reorganization. Such notice shall be effective when mailed to such option holder by certified or registered mail addressed to him or her at the holder's address of record or when delivered in hand to such option holder. In such event all outstanding options, other than options as to which one of the events referred to in Sections 5(f)(ii), (iii) or (iv) has occurred, may be exercised, in whole or in part, and all outstanding options as to which one of the events referred to in Sections 5(f)(ii), (iii) or (iv) has occurred may be exercised, but only to the extent therein permitted, and only at any time prior to such Reorganization. A liquidation shall be deemed a Reorganization for the foregoing purposes.

9.      Amendment

        The Board may alter, amend, suspend or terminate the Plan at any time and from time to time and may alter and amend all Option Agreements granted hereunder, except that without the approval of the holders of at least a majority of the Company's outstanding voting stock represented and voted at a meeting at which a quorum is present (provided the shares voting for approval also constitute a majority of the required quorum):

        (a) The number of shares of Stock which may be reserved for issuance under the Plan may not be increased or decreased except as required by Section 3(c) above;

        (b) The option price may not be fixed at less than the Fair Market Value of the Stock on the date an option is granted;

        (c) The period during which an option may be exercised may not be extended (but options may be voluntarily surrendered for options having a later expiration date if the Committee shall offer to effect such an exchange as provided in Section 7);

        (d) The class or classes of persons eligible for options may not be altered; and

        (e) No other change may be made which, pursuant to the Code or regulations thereunder or Section 16(b) of the Act and the rules and regulations promulgated thereunder, requires action by the Company's shareholders.

        No amendment shall be made to the provisions of the Plan that relate to the granting of Director Options more than once every six months except to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

        No amendment of the Plan may, without the consent of the holder of an outstanding option granted under the plan, adversely affect the rights of such holder under such option.

10.     Effective Date and Term of Plan

        (a) Effective Date. The Plan shall become effective on the date it is adopted by the Board, but before any options granted under the Plan shall become exercisable, the Plan must be approved by the holders of at least a majority of the Company's outstanding voting stock represented and voting at a duly held meeting at which a quorum is present, provided the shares voting for approval also constitute at least a majority of the required quorum. If such stockholder approval is not obtained, then any options previously granted under the Plan shall terminate and no further options shall be granted. Subject to such limitation, the Committee may grant Employee Options under the Plan at any time after the adoption of the Plan by the Board and before the date fixed herein for termination of the Plan and Director Options shall be granted as provided under the Plan.

        (b) Term of Plan. The Plan shall terminate on the 10th anniversary of the date of the Plan's adoption by the Board. Any options outstanding under the Plan at the time of its termination shall continue to have force and effect in accordance with the provisions set forth in the Option Agreements evidencing such options.

11.     Change in Control

    For the purpose of this Plan a "Change in Control" shall mean:

        (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 35% or more of either (I) the then outstanding shares of the Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses
(I), (ii), and (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i), (ii), and (iii) of subsection (c) of this Section are satisfied; or

        (b) Individuals who, as of the effective date of the Plan determined pursuant to Section 10(a) above, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the Company's shareholders, was approved by a vote or resolution of at lease a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (c) Adoption by the Board of a resolution approving an agreement of consolidation of the Company with or merger of the Company into another corporation or business entity in each case, unless, following such consolidation or merger, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially of the individuals and entities who were the beneficial owners, respectively, of the Stock and Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the Stock and/or Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35% and/or more of the Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (iii) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right to purchase shares of Stock which shall vest by reason of the action of the Board pursuant to this subsection (c) shall be divested, with respect to any shares not already purchased by the optionee or his personal representative, upon (i) the rejection of such agreement of consolidation or merger by the stockholders of the Company or (ii) its abandonment by either party thereto in accordance with its terms; or

       (d) Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the Certificate of Incorporation or By-Laws of the Company as then in effect, of a resolution or consent authorizing (I) the dissolution of the Company or
(ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other entity entitled to vote generally in the election of its directors (or other persons having the general power to direct its affairs) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Stock and/or Outstanding Company Voting securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct its affairs) and (C) at least a majority of the members of the board of directors or group of persons having the general power to direct the affairs of such corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided that any right to purchase shares of Stock which shall vest by reason of the action of the Board or the stockholders pursuant to this subsection (d) shall be divested, with respect to any shares not already purchased by the optionee or his personal representative, upon the abandonment by the Company of such dissolution, or such sale or other disposition of assets, as the case may be.